Exhibit 10.1

AMENDMENT NO. 3
TO
EMPLOYMENT AGREEMENT
(Robert McCormick)

This AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT (“Amendment”) is made and entered into, effective as of June 14, 2010 (the “Effective Date”), by and between Robert McCormick (“Executive”) and Douglas Dynamics, Inc., a Delaware corporation (the “Company”).

WHEREAS, Executive and the Company are parties to that certain Employment Agreement dated as of September 7, 2004 (as amended, the “Employment Agreement”); and

WHEREAS, the Company and Executive wish to amend the Employment Agreement as provided for herein, effective as of the Effective Date.

NOW, THEREFORE, in consideration of the foregoing, the Employment Agreement is amended as follows, effective as of the Effective Date:

1.                                      The first sentence of Section 1(a) is hereby deleted in its entirety and replaced with the following:

“Subject to the terms set forth herein, the Company and Douglas Dynamics, L.L.C., a Delaware limited liability company and wholly-owned subsidiary of the Company (“Douglas”), respectively, agree to employ Executive as their Executive Vice President and Chief Financial Officer and in such other executive capacities as may be requested from time to time by the Company’s Board of Directors (the “Board”) or a duly authorized committee thereof, and Executive hereby accepts such employment.”

2.                                      The first sentence of Section 1(a) is hereby deleted in its entirety and replaced with the following:

Executive shall receive for services to be rendered hereunder a salary at the rate of $22,500 per month payable at least as frequently as monthly and subject to payroll deductions as may be necessary or customary in respect of the Company’s and Douglas’ salaried employees (the “Base Salary”).

3.                                      Except as expressly provided herein, the provisions of the Employment Agreement shall remain in full force and effect and are hereby ratified and confirmed.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

DOUGLAS DYNAMICS, INC.

By:	/s/ James L. Janik
Name: James L. Janik
Title: President & CEO

EXECUTIVE

/s/ Robert McCormick
Robert McCormick

[Signature Page to Amendment No. 3 to Employment Agreement]